UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2007

SMART ONLINE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 001-32634

Delaware	95-4439334
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2530 Meridian Parkway, 2nd Floor
Durham, North Carolina, 27713
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (919) 765-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment to the Current Report on Form 8-K filed by Smart Online, Inc. (the “Company”) with the Securities and Exchange Commission on December 3, 2007 is filed solely to correct two inadvertent errors in the exhibits filed with the original Form 8-K and incorporated therein by reference. The wrong form of restricted stock agreement was filed as Exhibit 10.1 to the original Form 8-K and is being replaced by the correct form of restricted stock agreement, which is filed as Exhibit 10.1 to this amendment. In addition, a typographical error was discovered in Exhibit 10.5 to the original Form 8-K, and a corrected Exhibit 10.5 is filed with this amendment to replace the prior exhibit. Other than the items described above, this amendment does not amend any other information previously filed in the original Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form Restricted Stock Agreement for Employees
10.2
Employment Agreement with David E. Colburn, dated November 30, 2007 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 3, 2007)

10.3	Form Restricted Stock Agreement (Non-Employee Directors) (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 3, 2007)
10.4	Cash Bonus Program, November 2007 (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 3, 2007)
10.5	Equity Award Program, November 2007
99.1	Press Release, dated December 3, 2007 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 3, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMART ONLINE, INC.

February 11, 2008
By:  /s/ David E. Colnburn

Name:  David E. Colburn
Title:    President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
10.1	Form Restricted Stock Agreement for Employees
10.2
Employment Agreement with David E. Colburn, dated November 30, 2007 (filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 3, 2007)

10.3	Form Restricted Stock Agreement (Non-Employee Directors) (filed as Exhibit 10.3 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 3, 2007)
10.4	Cash Bonus Program, November 2007 (filed as Exhibit 10.4 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 3, 2007)
10.5	Equity Award Program, November 2007
99.1	Press Release, dated December 3, 2007 (filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K as filed with the Securities and Exchange Commission on December 3, 2007)